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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 6, 1996


                                KIDS MART, INC.
             (Exact name of registrant as specified in its charter)


          FLORIDA                      0-21910                65-0406710
(State or other jurisdiction         (Commission           (I.R.S. Employer
     of incorporation)               File Number)         Identification No.)

             801 SENTOUS AVENUE, CITY OF INDUSTRY, CALIFORNIA 91748
                (Address of principal executive offices)   (Zip code)

              Registrant's telephone number, including area code:
                                 (818) 854-3166


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ITEM 5.  OTHER EVENTS

On September 6, 1996, Kids Mart, Inc. (the "Company") reported in a press release that it has entered into an engagement letter with a financial advisor and placement agent with respect to a proposed $10 million to $15 million private placement of the Company's securities. Such securities will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        KIDS MART, INC.



Date: September 11, 1996                By:  /s/  ROBERT KELLEHER
                                          -------------------------------
                                          Robert Kelleher
                                          Vice President, Chief Operating
                                           Officer and Chief Financial
                                           Officer



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                               INDEX TO EXHIBITS


EXHIBIT NUMBER          DESCRIPTION OF EXHIBIT
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     99.1               Press Release of the Company
                        dated September 6, 1996




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